Exhibit 12.1

302 Certification

I, Stephen Hester, certify that:

1.    I have reviewed this annual report on Form 20-F of National Westminster Bank Plc;

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to statea material fact necessary to make the statements made, in light of the circumstances under which suchstatements were made, not misleading with respect to the period covered by this report;

3.    Based on my knowledge, the financial statements, and other financial information included in this report,fairly present in all material respects the financial condition, results of operations and cash flows of thecompany as of, and for, the periods presented in this report;

4.    The company’s other certifying officer and I are responsible for establishing and maintaining disclosurecontrols and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control overfinancial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the company and have:

(a)  Designed such disclosure controls and procedures, or caused such disclosure controls and proceduresto be designed under our supervision, to ensure that material information relating to the company, includingits consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)  Designed such internal control over financial reporting, or caused such internal control over financialreporting to be designed under our supervision, to provide reasonable assurance regarding the reliability offinancial reporting and the preparation of financial statements for external purposes in accordance with enerally accepted accounting principles;

(c)  Evaluated the effectiveness of the company’s disclosure controls and procedures and presented in thisreport our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of theperiod covered by this report based on such evaluation; and

(d)  Disclosed in this report any change in the company’s internal control over financial reporting thatoccurred during the period covered by the annual report that has materially affected, or is reasonably likelyto materially affect, the company’s internal control over financial reporting; and

5.    The company’s other certifying officer and I have disclosed, based on our most recent evaluation of internalcontrol over financial reporting, to the company’s auditors and the audit committee of the company’s board ofdirectors (or persons performing the equivalent functions):

(a)  All significant deficiencies and material weaknesses in the design or operation of internal control overfinancial reporting which are reasonably likely to adversely affect the company’s ability to record, process,summarize and report financial information; and

(b)  Any fraud, whether or not material, that involves management or other employees who have asignificant role in the company’s internal control over financial reporting.

April 23, 2012

/s/ Stephen Hester
Name:Stephen Hester
Title:Group Chief Executive